UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

Pacific Coast Oil Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35532	80-6216242
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A. 601 Travis, Floor 16 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

As disclosed in the Current Report on Form 8-K filed by Pacific Coast Oil Trust (the “Trust”) on July 17, 2025 to report the resignation of Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Trust’s independent registered public accounting firm (the “Original Form 8-K”), the Trust provided PKF with a copy of the disclosures it made in the Original Form 8-K prior to the time it was filed with the Securities and Exchange Commission (the “SEC”). Pursuant to Item 304(a)(3) of Regulation S-K, the Trust requested that PKF furnish a letter addressed to the SEC stating whether or not it agreed with the statements made in the Original Form 8-K.

This amendment to the Original Form 8-K (this “Form 8-K/A”) is being filed solely to provide the letter from PKF addressed to the SEC. A copy of the letter, dated July 31, 2025, is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

16.1	Letter from Pannell Kerr Forster of Texas, P.C. to the Securities and Exchange Commission dated July 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Coast Oil Trust

By: The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: August 1, 2025	By:	/s/ Sarah Newell
Sarah Newell
Vice President